Exhibit 99.4

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Book Value and Adjusted Book Value Per Share

$ per Share
$100
$90
$80
$70
$60
$50
$40
$30
$20
pre-merger
post-merger
ABV
BV
12/94
12/95
12/96
12/97
12/98
12/99
12/00
12/01
12/02
12/03 Est.

Financial Security Assurance Holdings Ltd.

2

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PV Originations

$MM
PV New
Business
Revenue
Originated
Asset Management
International
U.S. ABS
U.S. Muni
517
133.8
200.4
183.0
448
109.3
198.9
140.1
697
3.8
120.3
350.1
222.3
882
65.7
199.3
196.1
420.7
1999
2000
2001
2002
2003
Estimate

3

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FSA Has a High S&P Margin of Safety

% of
"Depression
Losses"
covered by
Insurer's
Capital
160-170%
150-160%
140-150%
130-140%
120-130%
110-120%
100%
FSA
FGIC
AMBAC
MBIA
S&P "AAA"
Requirement
(125%)

Source: S&P, June 2003

4

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FSA's Insured Portfolio

1994
46%
ABS
$12.9B
54%
Muni
$15.3B
2003
43%
ABS
$124.3B
Muni
$165.2B
57%

Financial Security Assurance Inc.

As of December 31, 1994 and September 30, 2003

5

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FSA's Insured Municipal Portfolio

1994

A
63%
AA
10%
BBB
27%

$15.3B

2003

A
55%
BBB
12%
NIG
0.5%
AAA
0.5%
AA
32%

$165.2B

6

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FSA's Insured Asset-Backed Portfolio

1994

A
18%
AA
21%
BBB
33%
AAA
24%
NIG
4%

$12.9B

2003

AA
20%
A
9%
BBB
11%
NIG
2%
AAA
58%

$124.3B

Financial Security Assurance Inc.

As of December 31, 1994 and September 30, 2003

7

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FSA's Insured Total Portfolio

1994
A
43%
BBB
29%
AA
15%
AAA
11%
NIG
2%
$28.2B

2003
A
35%
AA
27%
BBB
12%
NIG
1%
AAA
25%
$289.5B

8

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[LOGO]

Presented January 30, 2004 by Chairman & CEO Robert P. Cochran
at the FSA Municipal Leadership Forum in Carefree, Arizona.

Book Value and Adjusted Book Value Per Share

[CHART]

Adjusted book value (ABV) = book value (BV) + after-tax net deferred premium revenue, net of deferred acquisition cost + present value of future installment premiums and net interest margin.

[LOGO]

Financial Security Assurance Holdings Ltd.

PV Originations

[CHART]

Present Value (PV) Originations = gross premiums written – gross installment premiums received + PV estimated future premiums originated + PV net interest margin originated.

FSA Has a High S&P Margin of Safety

[CHART]

Source: S&P, June 2003

FSA’s Insured Portfolio

1994	2003

[CHART]	[CHART]

Financial Security Assurance Inc.

As of December 31, 1994 and September 30, 2003

FSA’s Insured Municipal Portfolio

1994	2003

[CHART]	[CHART]

$15.3B	$165.2B

Financial Security Assurance Inc.

As of December 31, 1994 and September 30, 2003

FSA’s Insured Asset-Backed Portfolio

1994	2003

[CHART]	[CHART]

$12.9B	$124.3B

Financial Security Assurance Inc.

As of December 31, 1994 and September 30, 2003

FSA’s Insured Total Portfolio

1994	2003

[CHART]	[CHART]

$28.2B	$289.5B

Financial Security Assurance Inc.

As of December 31, 1994 and September 30, 2003

FORWARD-LOOKING STATEMENTS

The Company relies upon the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. This safe harbor requires that the Company specify important factors that could cause actual results to differ materially from those contained in forward-looking statements made by or on behalf of the Company. Accordingly, forward-looking statements by the Company and its affiliates are qualified by reference to the following cautionary statements.

In its filings with the SEC, reports to investors, press releases and other written and oral communications, the Company from time to time makes forward-looking statements. Such forward-looking statements include, but are not limited to, (i) projections of revenues, income (or loss), earnings (or loss), dividends, market share or other financial forecasts; (ii) statements of plans, objectives or goals of the Company or its management, including those related to growth in adjusted book value or return on equity; and (iii) expected losses on, and adequacy of loss reserves for, insured transactions. Words such as “believes”, “anticipates”, “expects”, “intends” and “plans” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

The Company cautions that a number of important factors could cause actual results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in forward-looking statements made by the Company. These factors include: (i) changes in capital requirements or other criteria of securities rating agencies applicable to financial guaranty insurers in general or to FSA specifically; (ii) competitive forces, including the conduct of other financial guaranty insurers in general; (iii) changes in domestic or foreign laws or regulations applicable to the Company, its competitors or its clients; (iv) changes in accounting principles or practices that may result in a decline in securitization transactions; (v) an economic downturn or other economic conditions (such as a rising interest rate environment)adversely affecting transactions insured by FSA or its investment portfolio; (vi) inadequacy of loss reserves established by the Company; (vii) temporary or permanent disruptions in cash flow on FSA-insured structured transactions attributable to legal challenges to such structures; (viii) downgrade or default of one or more of FSA’s reinsurers; (ix) the amount and nature of business opportunities that may be presented to the Company; (x) market conditions, including the credit quality and market pricing of securities issued; (xi) capacity limitations that may impair investor appetite for FSA-insured obligations; (xii) market spreads and pricing on insured credit default swap exposures, which may result in gain or loss due to mark-to-market accounting requirements; (xiii) prepayment speeds on FSA-insured asset-backed securities and other factors that may influence the amount of installment premiums paid to FSA; (xiv) changes in the value or performance of strategic investments made by the Company; and (xv) other factors, most of which are beyond the Company’s control. The Company cautions that the foregoing list of important factors is not exhaustive. In any event, such forward-looking statements made by the Company speak only as of the date on which they are made, and the Company does not undertake any obligation to update or revise such statements as a result of new information, future events or otherwise.